UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Andatee China Marine Fuel Services Corporation
(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Andatee China Marine Fuel Services Corporation

Notice of Annual Meeting and Proxy Statement

Annual Meeting of the Company’s Shareholders to be held on December 3, 2014 at the offices of Schiff
Hardin LLP at 666 Fifth Avenue, 17th Floor, New York, NY 10103, at 9:00 AM EST.

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Andatee China Marine Fuel Services Corporation

24/F Xiwang Tower, No. 136, Zhongshan Road

Zhongshan District, Dalian, P.R. of China

Notice of Annual Meeting of Shareholders to be Held on December 3, 2014

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the “Annual Meeting”) of Andatee China Marine Fuel Services Corporation is to be held on December 3, 2014, at the offices of Schiff Hardin LLP at 666 Fifth Avenue, 17th Floor, New York, NY 10103, at 9:00 AM EST, for the following purposes:

1.            To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.

2.            To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.

3.            To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Andatee New Energy Corporation.”

4.            To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on October 6, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these stockholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least ten days immediately preceding the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1 through 4.

Sincerely,

/s/ Wang Hao
Wang Hao
Chairman of the Board, Chief Executive Officer

October 27, 2014

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope. No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
2014 ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and our Annual Report on Form 10-K Report to shareholders are available at http://www.viewproxy.com/andatee/2014.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Andatee China Marine Fuel Services Corporation, a Delaware corporation, for use at the Annual Meeting of its shareholders to be held on December 3, 2014, at the offices of Schiff Hardin LLP at 666 Fifth Avenue, 17th Floor, New York, NY 10103, at 9:00AM EST, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card. The terms “Andatee,” “Company,” “we,” or “our” refer to Andatee China Marine Fuel Services Corporation.

What are the purposes of this meeting?

The Board of Directors, on behalf of Andatee, is seeking your affirmative vote for the following:

•	To elect directors
•	To ratify the appointment of Friedman LLP
•	To change the name of the Company
•	To transact any other business that is properly brought before the Annual Meeting

We did not receive any shareholder proposals for inclusion in this proxy statement by the date prescribed therefor and is not aware of any other matters to be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote at their discretion pursuant to the proxy card in accordance with their best judgment on such matters.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Andatee stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the record date, October 6, 2014, you were a holder of record of our common stock. On the record date, there were 10,255,813 shares of our common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present on the date of the Annual Meeting. In order for any business to be conducted, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting must be present, either in person or represented by proxy. If a quorum is not present, the meeting may be adjourned or postponed by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting. Shares held in a brokerage account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote.

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How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

You can vote your proxy on the Internet as instructed in the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. The Internet procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•	FOR the election of the director nominees

•	FOR the ratification of the appointment of Friedman LLP

•	FOR the name change amendment to the Certificate of Incorporation

•	FOR the transaction of any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

If any other matters are presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

If your shares are registered in your name, you are a stockholder of record with respect to those shares. If your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

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What vote is required to take action?

Proposal 1 (Director elections) - The election of directors nominated in Proposal 1 requires the vote of a majority of the votes of all shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. A “majority” of the votes cast means that the number of votes cast “for” a director nominee must exceed the votes cast “against” that nominee. In the context of the election of four directors at the Annual Meeting, it will mean that each of the director nominees will be required to receive more votes “for” than “against” to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Proposal 2 (Auditor ratification) - The affirmative vote of a majority of the votes of all shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent auditors. Abstentions will have the effect of a vote against Proposal 2. Broker non-votes will have no effect on the outcome of the Proposal 2.

Proposal 3 (Name Change Amendment) – The affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting is required to approve this Proposal 3. The approval of the name change amendment is a matter on which a broker or other nominee is generally empowered to vote, and therefore, broker non-votes are not expected to exist with respect to this proposal. Abstentions and broker non-votes will not affect the outcome of this Proposal.

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange (also applicable to NASDAQ-listed companies), such as the ratification of our independent registered public accounting firm. Non-routine items for which brokers and nominees do not have discretionary voting power include the election of directors.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation. Except as described below, we will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies. We will pay all costs of soliciting proxies. In addition to mailing proxy solicitation material, our management, employees and agents also may solicit proxies in person, by telephone, or by other electronic means of communication. We have retained Alliance Advisors, LLC to assist us in soliciting proxies and agreed to pay a $5,500 fee, plus expenses, for its services in connection with this Annual Meeting.

Are there any dissenters’ rights of appraisal?

The Board is not proposing any action for which the laws of the State of Delaware, our Certificate of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Andatee?

Our principal executive offices are located in 24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District, Dalian, P.R. of China and our telephone number is 011 (8621) 5015 2581.

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How can I obtain additional information about Andatee?

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Andatee, c/o Chief Financial Officer, 24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District Dalian, P.R. of China. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Andatee, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE
ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE
THAT YOUR SHARES ARE REPRESENTED AND VOTED. THIS BENEFITS THE COMPANY BY
REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

**************************************

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of the record date, by (i) each person known to us that beneficially owns more than 5% of our outstanding shares of common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in the care of Andatee, 24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District Dalian, P.R. of China. On the record date, there were 10,255,813 shares of our common stock issued and outstanding.

For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within sixty days of the record date. The Percent of Class is based on the number of shares of the Company’s common stock outstanding as of the record date. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other owners.

Name	Shares Owned	% of Class

Wang Hao (1)(4)	5,233,546	51.03%
Quan Zhang (2)(4)	8,503	*
Zhenyu Wu (4)	32,209	*
Wen Jiang (4)	26,841	*
Yudong Hou (4)	26,841	*
Shao-Hua Chu (3)(4)	5,102	*
All directors and executive officers as a group (6 people)	5,326,920	51.94%

Star Blessing Enterprises Ltd. (1)(5)	4,651,200	45.4%

*Less than 1%

(1)          Includes (i) 4,890,451 shares acquired by Hao De International Limited, a Seychelles International Business Company (“HDIL”) pursuant to the terms and provisions of the Sale and Purchase Agreement between HDIL and Oriental Excel Enterprises Limited, a British Virgin Islands company (“OEEL”) dated as of May 14, 2014, and (ii) 217,391 shares acquired by HDIL from OEEL pursuant to the terms and provisions of the Sale and Purchase Agreement between the same parties dated as of September 25, 2014. Mr. Wang Hao is the sole shareholder of HDIL. Wang Jing is the sole director and stockholder of OEEL, which is the sole stockholder of Star Blessing Enterprises Ltd., a British Virgin Islands company (“SBEL”), and Ms. Wang is also the sole director of SBEL. Wang Jing is spouse of An Fengbin, the Company’s former Chairman and CEO. Mailing address for each Wang Jing, SBEL and OEEL is No.1 Bin Tao Yuan, No.20 West Binhai Rd, Xi Gang District, Dalian, China. Information taken from the Schedule 13D, as amended to date, filed with the SEC.

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(2)         Appointed to the CFO offices in October 2014. He previously held the title of the Company’s Interim CFO.

(3)        Appointed to the Board and standing Board committees on September 2, 2014.

(4)         Includes the October 10, 2014 common stock grant pursuant to the Company’s 2009 Equity Incentive Plan, with one half of the grant vesting on the grant date and the remaining half - on April 10, 2015, as recommended by the Compensation Committee of the Board and approved by the Board.

(5)         Wang Jing is the sole director and stockholder of OEEL, which is the sole stockholder of SBEL, and Ms. Wang is also the sole director of SBEL. Mr. An is the President, Secretary and Treasurer of OEEL and SBEL. Wang Jing is An Fengbin’s spouse, therefore may be deemed to share voting power and the power to dispose or to direct the disposition of the shares of common stock so beneficially owned by SBEL. Thus, Mr. An, Ms. Wang and OEEL may be deemed to be the beneficial owners of the shares owned by SBEL. Mailing address for each Wang Jing, SBEL and OEEL is No.1 Bin Tao Yuan, No.20 West Binhai Rd, Xi Gang District, Dalian, China. Information taken from the Schedule 13D filed with the SEC on December 27, 2011 reflecting ownership of our common stock as of November 14, 2011.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers, directors and persons who own more than ten percent of a registered class of equity securities to, within specified time periods, file certain reports of ownership and changes in ownership with the SEC. Following the completion of the initial public offering of its securities in January 2009, the Company and, among others, its directors and executive officers, became subject to the reporting requirements under the Exchange Act. Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under this Act during the Company’s most recent fiscal year, and Forms 5 with respect to the most recent fiscal year, the Company believes that, except for Form 3 for Wang Hao filed on January 28, 2013 and Forms 4 for An Fengbin, Wen Jiang, Wang Hao, Zhenyu Wu and Yudong Hou, filed on October 18, 2013 (all of which were inadvertently filed late), all such reports were timely filed as necessary by the executive officers, directors and security holders.

Proposal 1

To elect directors, each to serve until the next Annual Meeting of shareholders or until each successor is duly elected and qualified.

Our Board currently consists of five directors: Wang Hao, Yudong Hou, Zhenyu Wu, Shao-Hua Chu and Wen Jiang. The Nominating and Governance Committee of the Board nominated and the Board at large approved and recommended all of our current Board members for re-election at the Annual Meeting (collectively, the “Board Nominees”). In case any of the Board Nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board Nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified. All Board Nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named Board Nominees. If a Board Nominee becomes unable or unwilling to accept nomination or election, the Board may either select a substitute nominee or reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee. Alternatively, if the Board does not select a substitute nominee, the proxies may vote only for the remaining nominees, leaving a vacancy that may be filled at a later date by the Board. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.

Biographical information with respect to the current Board members and the Director Nominees, including such members’ particular qualifications and skills that led the Board to conclude that each such member should continue to serve as a Board member, is provided in the “Directors and Executive Officers of Andatee” section of this proxy statement appearing below.

Vote Required for Approval of Proposal 1; Board recommendation

The election of the Board Nominees in Proposal 1 requires the vote of a majority of the votes of all shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The Board recommends a vote FOR the election of all the Board Nominees named above.

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Directors and Executive Officers of Andatee

Our Board oversees the business affairs of our company and monitors the performance of management. Under our Bylaws, the Board size may not exceed six members; presently, there are five Board members. At each annual meeting, shareholders elect directors for a full term or the remainder thereof, as the case may be, to succeed those whose terms have expired. Each director holds office for the term for which he is elected or until his successor is duly elected. Officers are appointed by, and serve at the pleasure of, our Board. The following table sets forth the names and ages of our directors and executive officers as of October 6, 2014.

Name	Age	Position

Wang Hao	40	Chairman, President and Chief Executive Officer
Wen Jiang	52	Independent Director (1)(2)(3)(4)
Shao-Hua Chu	67	Independent Director (1)(2)3)
Yudong Hou	44	Independent Director (1)(2)(3)
Zhenyu Wu	35	Independent Director (1)(2)(3)
Quan Zhang	39	Chief Financial Officer
Sun Xun	44	Chief Operating Officer
Bai Jinhai	74	Chief Technology Officer

(1)         Member of the Audit Committee.

(2)         Member of the Compensation Committee.

(3)         Member of the Nominating and Governance Committee.

(4)         Audit Committee financial expert.

Board of Directors

Our Board oversees our business affairs and monitors the performance of our management. Each director and executive officer holds office until his successor is duly elected and qualified, his resignation or he is removed in the manner provided by our Bylaws. All officers are appointed and serve at the discretion of the Board. All of our officers devote their full-time attention to our business.

Biographical Information of Directors and Executive Officers

Biographical information with respect to the Company’s current executive officers and directors is provided below.

Wang Hao has served as our Chairman, President and Chief Executive Officer since December 2013. Prior to that, he was the Company’s Chief Financial Officer since December 17, 2012. From August 2007 to May 2010, Mr. Wang was Chief Financial Officer and Vice President of BoYuan Construction Group, Inc., a residential and commercial construction company in the People’s Republic of China (BOY.TO). From May 2010 to December 2012, Mr. Wang was Chief Executive Officer of Business International Capital Limited, a financial consulting firm. Mr. Wang’s substantial experience in the petrochemical industry and his day to day leadership as the Company’s Chief Executive Officer provide him with intimate knowledge of our business and operations.

Wen Jiang has served as our director since July 2009. From 1993 to present, Mr. Jiang has served as Managing Director of the accounting firm of Wen Jiang & Company, PC in Portland, Oregon, where provides services to hundreds of clients in the public and private sectors. Since January 2013, Mr. Jiang has served in the capacity of the Chairman of the Audit Committee of China New Borun Corporation (NYSE: BORN). Mr. Jiang has more than 20 years of experience in accounting, auditing, tax and international business consulting matters. He is a licensed CPA in State of Oregon (1993) and a registered member with PCAOB. Mr. Jiang holds a Bachelor of Science degree in Accounting from Eastern Oregon University (1989). Wen Jiang’s substantial experience and expertise in accounting, auditing, tax and international business consulting matters provide valuable insights to the Board and the Board committees on which he serves.

Shao-Hua Chu has serves as our director since his appointment in September 2014. He currently holds the title of the Chairman of Chinese Petroleum Institute, Board Director of Taiwan Green Productivity Foundation and CTCI Foundation. Mr. Chu has over 40 years of management and operational experience in the petroleum industry. Until his retirement in 2012, he served as Chairman and President of the CPC Corporation, a state-owned petroleum, natural gas, and gasoline conglomerate in Taiwan. Mr. Chu started his career in petroleum industry in early 1970s with CPC Corporation and advanced to various senior level management positions. He graduated from the Chemical Engineering School in Taiwan Chung Yuan Christian University, and received a Master’s degree in Chemical Engineering/Petroleum Refining from Colorado School of Mines (Colorado, US). He brings to the Company and its Board his expertise and substantial experience in petrochemical and energy industries.

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Yudong Hou was appointed as our director effective as of September 13, 2010. Prior to this appointment, Mr. Hou has been Managing Director of Eastern Link Capital, an investment firm that seeks late stage and middle market investment opportunities in China. Prior to that, he served in various executive positions in a leading Chinese securities and investment bank, GF Securities, Inc. including as its Executive Vice President at the investment banking group, investment management group and GF Northern Securities, Inc. ; Mr. Hou was employed at Edward Jones in Newton, MA, as an investment representative and at Waddell & Reed Financial in Worcester, MA. ;he also served as Vice President and Chief Financial Officer of IDG Technology Venture Investment Company in Beijing, China. Mr. Hou holds a Bachelor’s degree in Accounting from Economic Management School, North China University of Technology, Beijing, China (1992) and a Master’s degree in Finance from Sawyer School of Management Suffolk University (1999). He also holds FINRA Series 6, 7 and 63 securities licenses. Yudong Hou brings to the Company, its Board and standing committees his expertise and substantial experience in the areas of investment banking, venture capital and capital finance.

Zhenyu Wu has served as our director since November 15, 2012. During the past six years, Dr. Wu has held a number of academic appointments and offices at the institutions of higher learning in Canada. Specifically, since 2012, he has held positions of a tenured Associate Professor and Canada Research Chair (Tier 2) in Entrepreneurship and Innovation at the University of Manitoba. In 2011, he joined the same institution as a tenured Associate Professor and Stu Clark Professor of Financial Management. Prior to that, he was an Associate Professor at University of Saskatchewan (2007-2011). Dr. Wu holds a Ph.D in Finance, an MBA, and a Master of Arts degree in Economics from University of Calgary (2007, 2002 and 2001, respectively). He is widely published on matters of corporate governance and entrepreneurial finance, and brings to the Company and its Board his expertise and substantial experience in those areas.

Quan Zhang was appointed the Company’s Chief Financial Officer in October 2014. Following Wang Hao’s resignation as the Company’s CFO in December 2013, Quan Zhang was appointed the Company’s Interim CFO. Prior to this appointment, Mr. Zhang serves as the Company’s deputy CFO. From January 2012 to December 2012, he was Director of Commerce at the Fujia Group, a property and hotel management company. Prior to that engagement, from November 2006 to June 2011, Mr. Zhang was Finance Department Director at the Shide Group. Mr. Zhang studied at the Dongbei University of Finance and Economics, graduating with a degree in accounting in 2000.

Sun Xun joined the Company as new Chief Operating Officer effective as of June 17, 2010. Mr. Sun brings to Andatee over 20 years of operational experience in the PRC petrochemical industry. He has been with the Company for over 5 years as operations manager. Prior to joining Andatee, Mr. Sun was a Sales Manager at a subsidiary of Heilongjiang Petrochemical Company. Prior to that, he was a Sales Manager for Dalian Hengda High Technology Co., Ltd. and Wuhan Chang Ning Engineering Co., Ltd. From 1989 to 2002, he held various positions at Jiamusi Chemical Co., Ltd. And, during the last 4 years of his tenure at Jiamushi, he was appointed to the office of the Associate Director in the company’s sales department.

Bai Jinhai has been our Chief Technological Officer since March 2005. Mr. Bai holds a Chemical Engineering degree from Dalian Technological University (DTU) (September 1963). Following his graduation, he remained on the DTU faculty and has taught in undergraduate and graduate programs at the DTU. He has also conducted independent research in the oil and chemical technology areas.

Except as set forth below, there are no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate or security holder is a party adverse to the Company or has a material interest adverse to the Company. There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

To the best of our knowledge, none of the following events have occurred during the past ten years that are material to an evaluation of the ability or integrity of any director, director nominee or executive officer of the Company:

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•             any bankruptcy petition filed by or against, or any appointment of a receiver, fiscal agent or similar Officer for, the business or property of such person, or any partnership in which such person was a general partner or any corporation of which such person was an executive officer either, in each case, at the time of the filing for bankruptcy or within two years prior to that time;

•             any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•             being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i)           acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company; or

(ii)          engaging in or continuing any conduct or practice in connection with such activity;

(iii)         engaging in any type of business practice; or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

•            being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to act as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

•            being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or federal commodities law, and the judgment in such civil action or finding by the SEC or the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;

•            being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial instructions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•            being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a) (26) of the Exchange Act), any registered entity (as defined in Section 1(a) (29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or person associated with a member.

Director and Board Nominee Independence

Our Board is subject to the independence requirements of the Nasdaq Stock Market (“Nasdaq”). Pursuant to the requirements, the Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and Andatee and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Our Board has determined that a majority of our directors and all current members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are ‘‘independent’’ under the standards provided by the Nasdaq and that the members of the Audit Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act. Wang Hao, in addition to serving on the Board, is also our President and Chief Executive Officer; he does not serve on any of the Board committees. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors. Except as set forth in the Company’s Annual Report on Form 10-K for the most recent fiscal year, none of our directors engages in any transaction, relationship, or arrangement contemplated under section 404(a) of Regulation S-K.

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Membership, Meetings and Attendance

Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Governance Committee.

During the fiscal year ended December 31, 2013, members of our Board discussed various matters informally on a number of occasions. In addition, the Board held at least six meetings, in person or telephonically, as well as a number of informal meetings. Also during fiscal year 2013, our Audit Committee held four meetings, and our Compensation Committee – four meetings, and Nominating and Governance Committee – one meeting. Each of our directors attended greater than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

The membership and responsibilities of our current committees are summarized below. Additional information regarding the responsibilities of each committee is found in, and is governed by, our Bylaws, as amended, each committee’s Charter, where applicable, specific directions of the Board, and certain mandated regulatory requirements. All three standing committees of the Board have charters which charters as well as the Code of Conduct and Ethics are available at our website at http://www.andatee.com. The information on our website is not a part of this proxy statement. The information is also available in print to any shareholder who requests it.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee

Shao-Hua Chu	*	*	*	*
Wang Hao	**
Wen Jiang (1)	*	*	**	*
Yudong Hou	*	*	*	**
Zhenyu Wu	*	**	*	*

*	Designates membership.
**	Designates chairmanship or acting chairmanship.
(1)	Audit Committee financial expert.

Nominating and Governance Committee

The Nominating and Governance Committee has the following responsibilities as set forth in its charter:

• to review and recommend to the Board with regard to policies for the composition of the Board;

• to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly;

• to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm’s fees and other retention terms;

• to recommend to the Board the slate of director nominees to be presented by the Board;

• to recommend director nominees to fill vacancies on the Board, and the members of each Board committee;

• to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and

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• to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board and its committees.

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nomination and Governance Committee. The Board will consider all director candidates recommended to the Nomination and Governance Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board. To make a nomination for director at an Annual Meeting, a written nomination solicitation notice must be received by the Nomination and Governance Committee at our principal executive office not less than 120 days before the anniversary date our proxy statement was mailed to shareholders in connection with our previous annual meeting. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or the Nomination and Governance Committee:

• the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

• a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

• complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

• the disclosure of all special interests and all political and organizational affiliations of the nominee;

• a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

• a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

• such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by our Board; and

• the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board. The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders.

Board Leadership Structure and Role in Risk Oversight

Wang Hao is our Chief Executive Officer and Chairman of our Board of Directors. Following the May 2014 Sale and Purchase Agreement, pursuant to which Hao De International Limited, a Seychelles Islands company (of which Wang Hao is the sole shareholder), acquired 4,890,451 shares of the Company’s common stock held by Oriental Excel Enterprises Limited, a British Virgin Islands company (“OEEL”), at the purchase price of USD $9,780,902 (to be paid in four installments, of which the first installment in amount of 40% of purchased price was paid at the execution of the Agreement, and the remaining balance-in three equal installments payable on November 5, 2015, May 5, 2016 and May 5, 2017, respectively), Wang Hao is also deemed the Company’s largest shareholder. It is his opinion that a controlling shareholder who is active in business, as is currently the case, should hold both roles. The opinion is shared by our Board because Wang Hao is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, the Board believes the combined role of Chairman and Chief Executive Officer, at large, is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance. Zhenyu Wu, the Chairman of our Audit Committee, is also the Lead Independent Director of our Board. In these capacities, Mr. Wu, among other things, presides over meetings of non-management, independent directors and, with input from other directors, prepares agendas for these meetings and maintain contact between the Board and the management of the Company. Our Board believes that this arrangement has and continues to serve the best interests of the Company’s shareholders.

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The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. The Board has developed an agenda of risk topics that are presented to the Board or one of its standing committees on an annual basis. When a committee receives such a report, the Chairman of the committee discusses the report with the full Board during the next available Board meeting, holding additional meetings, if and when required. This practice enables the Board and its committees to coordinate risk oversight for the Company, particularly regarding the interrelationship among various risks. The Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our principal offices. Electronic submissions of shareholder correspondence will not be accepted. The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Andatee. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board. If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board intend to attend our Annual Meeting unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of its accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Board has determined that each of the members of the Audit Committee meets the criteria for independence under the standards provided by the Nasdaq Stock Market. Zhenyu Wu (Chairman), Yudong Hou, Shao-Hua Chu and Wen Jiang are all members of the Committee. Our Board has also determined that Mr. Wen Jiang qualifies as an “audit committee financial expert” as defined under the federal securities laws. He is an “independent” member of our Board as defined under Rule 10A-3 under the Exchange Act.

The purpose of the Audit Committee is to assist the Board in its general oversight of Andatee’s financial reporting, internal controls and audit functions. The Audit Committee’s primary responsibilities are to:

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•            review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•            review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company;

•            review whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;

•            oversee the selection and retention of the Company’s independent registered public accounting firm, their qualifications and independence;

•            prepare a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of shareholders;

•            review the scope and cost of the audit, the performance of the independent registered public accounting firm, and their report on the annual financial statements of the Company; and

•            perform all other duties as the Board may from time to time designate.

Compensation Committee

The duties of the Compensation Committee include establishing any director compensation plan or any executive compensation plan or other employee benefit plan which requires shareholder approval; establishing significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval; determination of any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority; determining the overall compensation policy and executive salary plan; and determining the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO. Although a number of aspects of the CEO’s compensation may be fixed by the terms of his employment contract, the Compensation Committee retains discretion to determine other aspects of the CEO’s compensation. The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The Compensation Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Compensation Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation. The Committee is empowered to review all components of executive officer and director compensation for consistency with the overall policies and philosophies of the Company relating to compensation issues. The Committee may from time to time delegate duties and responsibilities to subcommittees or a Committee member. None of the members of our Compensation Committee is an officer or an employee of the Company. None of our executive officers currently serves, or in the past year has served, as a Board member or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

The Committee may retain and receive advice, in its sole discretion, from compensation consultants. In July 2014, the Compensation Committee, following a review of independence and conflict of interest factors, engaged Pearl Meyer & Partners as its independent compensation consultant. As part of its ongoing services to the Compensation Committee, the consultant supports the Compensation Committee in executing its duties and responsibilities with respect to the Company’s compensation programs by providing information regarding market trends and competitive compensation programs and strategies, including, among other things, preparing market data for executive positions, assessing management recommendations for changes in the compensation structure, working with management to ensure that the Company’s executive compensation programs are designed and administered consistent with the Committee’s requirements, and provides ad hoc support to the Committee, including discussing executive compensation and related corporate governance trends. The Company’s human resources staff and senior management use the data provided by the consultant to prepare documents for use by the Compensation Committee in preparing their recommendations to the full Board. Pearl Meyer provides no other services to the Company.

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In August 2014, at the Compensation Committee’s request, such compensation consultant conducted an overall assessment of the named executive officer and non-management director compensation levels to assess the competitive positioning of the Company’s program for such individuals. In its review, the compensation consultants considered, among other factors, the Company’s peer group (both in the US and China), executive officer base salary levels, annual Board committee retainers and per meeting fees, chair premium/incremental fees, and actual total cash compensation. Following its review, the compensation consultant concluded that the named executive officer compensation and non-management director compensation levels were generally commensurate to peer studies and aligned with (or slightly below) market practices. Subsequently, the Board reviewed the Compensation Committee report and adopted the Committee recommendation to leave the current compensation levels for both constituent groups unchanged.

Code of Conduct and Ethics

Our Board has adopted a Code of Ethics within the meaning of Item 406 of Regulation S-K that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code codifies the business and ethical principles that govern our business. The Code is designed to deter wrongdoing and to promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the ethics code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the Code. A copy of this Code is available at the Company’s website at http://www.andatee.com, and is available at no charge by contacting the Company at its headquarters as listed on the cover page of this report. Information appearing on our website is not part of this proxy statement.

Compensation of Directors and Executive Officers

Summary Compensation Table

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2013 and 2012, respectively, of our (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) all other executive officers (collectively, the “named executive officers”):

•	Wang Hao - President and CEO; appointed to such offices in December 2013.

•	An Fengbin – former President and CEO of the Company; resigned for personal reasons in December 2013.

•	Quan Zhang – CFO; appointed to such offices in October 2014.

•	Haipeng Wang — former CFO; resigned for personal reasons in November 2012.

Name and Office Held	Year	Salary	Bonus	Option Awards (4)(5)	Stock Based Compensation	Total
An Fengbin (1)(4)(5)	2013	$150,000	-	$150,000	-	$300,000
	2012	$150,000	-	-	-	$150,000
Wang Hao (2)(4)(5)	2013	$150,000	-	$75,000	-	$225,000
	2012	$75,000	-	-	-	$75,000
Quan Zhang (3)	2013	$24,476				$24,476
	2012	-	-	-	-	-
Haipeng Wang	2013	-	-	-	-	-
	2012	$50,000				$50,000

(1)     Former President and Chief Executive Officer of the Company; resigned in December 2013. In 2013, Mr. An’s salary remained at $150,000 per annum. On February 18, 2014, Mr. An also tendered his resignation as the Chairman of the Board and a director, which resignation was for personal reasons and not for cause or any disagreements with the Company.

(2)     President and Chief Executive Officer (Principal Executive Officer) appointed to such offices in December 2013. The Board also approved the terms and provisions of Wang Hao’s base salary of USD$150,000 per annum, subject to review by the Board for subsequent increases on an annual basis. Prior to this appointment, he served as the Company’s CFO effective as of December 17, 2012.

(3)     Appointed as the Company’s CFO on October 10, 2014. Prior to this promotion, he held the title of the Company’s Interim CFO and, prior to that - deputy CFO since January 2013. The Board also approved Mr. Zhang’s (i) annual compensation of USD$75,000, subject to review and adjustment by the Board and (ii) a one-time stock grant of $25,000, pursuant to the terms of the 2009 Equity Incentive Plan, based upon the per share price of $2.94 (which represents the average closing price of the Company’s common stock over the 30 day period preceding the grant date), one half of which stock grant to vest on the grant date and the remaining one half – six months from the grant date.

(4)     On September 25, 2013, the Board, following approval and recommendation of the Compensation Committee, approved and adopted executive management equity compensation. Namely, the Board granted, pursuant to the terms of the 2009 Equity Incentive Plan, to An Fengbin and Wang Hao shares of the Company’s common stock in the amounts equivalent to their respective annual base salaries then in effect, based on the same price of $0.69 per share (which represents the average closing price of the Company’s common stock over the 30 day period preceding the grant date), all of which stock grants to vest as follows: ½ of each such grant vesting on the grant date of the grant and the remaining ½ - 6 months from the grant date.

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(5)     Option Awards represent the grant date fair value of options in 2013, calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation for 2013, the following assumptions were made: (a) weighted expected life (years) - 3; (b) volatility - 163.67%; (c) dividend yield - 0.0%; and (d) weighted discount rate - 0.78% for the 2013 year option grant.

We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Outstanding Equity Awards at December 31, 2013

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

An Fengbin (1)(3)	100,000	-	$4.27	July 14, 2020

Wang Hao Wen Tong(2)(3)	60,000	-	$4.27	July 14, 2020

(1)	On July 14, 2010, the Board, following the review and recommendation of the Compensation Committee of the Board, approved, among other things, a grant of 100,000 stock options, vesting as follows: 40,000 options vesting on the date of the grant, 30,000 options - on the 1st anniversary of the grant and the remaining 30,000 options - on the 2nd anniversary of the grant, with an exercise price of $4.27 per share, which was the closing price of the Company’s stock on July 14, 2010.

(2)	On July 14, 2010, the Board, following the review and recommendation of the Compensation Committee of the Board, approved, among other things, a grant of 60,000 stock options, vesting in 3 equal annual installments as follows: 20,000 options vesting on the date of the grant, 20,000 options - on the 1st anniversary of the grant and the remaining 20,000 options - on the 2nd anniversary of the grant, with an exercise price of $4.27 per share, which was the closing price of the Company’s stock on July 14, 2010.

(3)	In 2013, there were no equity or option awards.

Director Compensation in 2013

The following table represents Board member compensation in 2013:

	Paid in cash	Stock awards (2)	All Other	Total (5)
			Compensation
			(3)
Wen Jiang (1)	$15,000	$15,000	$0	$30,000
Yudong Hou (1)	$15,000	$15,000	$0	$30,000
An Fengbin (4)	-	-	-	-
Wang Hao (4)	-	-	-	-
Zhenyu Wu (1)	$18,000	$18,000	-	$36,000
Francis N.S. Leong (6)	$18,000	$18,000	$0	$36,000

(1)         On September 25, 2013, the Board granted, pursuant to the terms of the Company’s 2009 Equity Incentive Plan to each independent director shares of the Company’s common stock in the amounts equivalent to each independent director’s annual cash fee, i.e. Wen Jiang and Yudong Hou - $15,000, respectively, and Zhenyu Wu - $18,000, based on $0.69 per share, all of which stock grants to vest as follows: ½ of each such grant vesting on the grant date of the grant and the remaining ½ - 6 months from the grant date.

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(2)         Amounts under Option Awards represent the grant date fair value of options granted during 2013.

(3)         All directors will be reimbursed for their reasonable out of pocket expenses associated with attending meetings.

(4)         Management member of the Board who is not compensated for his Board service.

(5)         Does not include Board member’s compensation in connection with his service on the Special Committee of the Board, which committee was established in November 2011, following receipt of a notice from An Fengbin (former CEO and Chairman of the Board) of his intention to launch a tender offer to acquire all of the outstanding shares of Andatee that he did not already own. The Special Committee consisted of two of the Company’s independent directors, Francis N.S. Leong (resigned for personal reasons in February 2013) and Wen Jiang, and pursuant to the Board’s resolutions, Messrs. Leong and Jiang received $30,000 and $20,000, respectively, for their services on the committee. Mr. Leong is no longer a director of the Company.

(6)         Resigned effective as of February 12, 2013 for personal reasons.

Long Term Incentive Plan

2009 Equity Incentive Plan

In July 2009, our Board adopted, subject to the shareholder approval, the 2009 Equity Incentive Plan (the “Plan”) for our officers, directors, employees and outside consultants and advisors. We have developed this Plan to align the interests of (i) employees, (ii) non-employee Board members, and (iii) consultants and key advisors with the interests of our shareholders and to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth. As of the date hereof, we have issued 645,652 options pursuant to the Plan. The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”). The Plan is administered by our Compensation Committee which has exclusive discretion to select the participants who will receive awards under the Plan and to determine the type, size and terms of each award.

Shares Subject to the Plan. We may issue up to 5,000,000 shares under the Plan, subject to adjustment to prevent dilution from stock dividends, stock splits, recapitalization or similar transactions. Certain grants may be made in cash, in our stock, or in a combination of the two, as determined by the Compensation Committee.

Awards under the Plan. Under the Plan, the Compensation Committee may grant awards in the form of incentive stock options, as defined in Section 422 of the Code, as well as options which do not so qualify, stock units, stock awards, stock appreciation rights and other stock-based awards.

Options. The duration of any option shall be within the sole discretion of the Compensation Committee; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within 10 years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Compensation Committee; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

Stock Units. The Compensation Committee may grant stock to an employee, consultant or non-employee director, on such terms and conditions as the Compensation Committee deems appropriate under the Plan. Each stock shall represent the right of the participant to receive a share of our stock or an amount based on the value of a share of our stock.

Stock Awards. The Compensation Committee may issue shares of our stock to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as the Committee deems appropriate under the Plan. Shares of our stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions.

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Compensation Committee. The Compensation Committee may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

SARs and Other Stock-Based Awards. SARs may be granted to an employee, non-employee director or consultant separately or in tandem with an option. SARs may be granted in tandem either at the time the option is granted or at any time thereafter while the option remains outstanding. Upon the exercise of SARs, the related option will terminate to the extent of an equal number of shares of our stock. The stock appreciation for a SAR is the amount by which the fair market value of the underlying stock on the date of exercise of the SAR exceeds the base amount of the SAR. The Compensation Committee will determine whether the stock appreciation for a SAR is to be paid in the form of shares of stock, cash or a combination of the two.

Other Awards. Other awards may be granted that are based on or measured by our stock to employees, consultants and non-employee directors, on such terms and conditions as the Compensation Committee deems appropriate. Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in our stock or cash, or in a combination of the two.

Qualified Performance-Based Compensation. The Compensation Committee may determine that stock units, stock awards, SARs or other stock-based awards granted to an employee will be considered ‘‘qualified performance-based compensation’’ under section 162(m) of the Code.

Termination of Employment. If the employment or service of a participant is terminated for cause, the options of such participant, both accrued and future, will terminate immediately. If the employment or service is terminated by either the participant or us for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the options of the participant then outstanding shall be exercisable by the participant at any time prior to the expiration of the options or within three months after the date of such termination, whichever is shorter, but only to the extent of the vested right to exercise the options at the date of the termination. In the case of a participant who becomes disabled, the rights of the participant under any then outstanding options are exercisable by the participant at any time prior to the expiration of the options or within one year after the date of termination of employment or service due to disability, whichever is shorter, but only to the extent of the vested right to exercise the options at the date of such termination. In the event of the death of a participant, the rights of the participant under any then outstanding options are exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the options or within one year after the date of death, whichever is shorter, but only to the extent of the vested right to exercise the options, if any, at the date of death. The terms and conditions regarding any other awards under the Plan will be determined by the Compensation Committee.

Termination or Amendment of the Plan. Our Board of Directors may at any time terminate the Plan or make such amendments thereto as it deems advisable, without action on the part of our shareholders unless their approval is required under the law. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by our shareholders, whichever is earlier.

Securities Authorized for Issuance under Equity Compensation Plans

As discussed above, our equity incentive plan authorizes awards representing up to 5,000,000 shares of common stock. As of October 6, 2014, there were 645,652 options issued and outstanding pursuant to the Plan.

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Equity Compensation Plan Information as of December 31, 2013

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	Securities Remaining Available for Future Issuance

Equity compensation plans approved by security holders	260,125	$4.05	4,739,875
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	260,125	$4.05	4,739,875

Transactions with Related Persons

Pursuant to Board policy, our executive officers and directors, and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent committee of our board of directors in the case it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Except as set forth in Note 10 (Related Party Transactions) to the financial statements included in the 2013 Annual Report, from its inception to December 31, 2013, the Company has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K.

In November 2009, Xingyuan advanced $122,667 to Donggang Aquatic Product Trading Center and Donggang Xingyuan Ship Repair Yard, two companies that are under the control of Mr. An Fengbin. These companies are using these funds, together with approximately $700,000 invested by Mr. An Fengbin through December 31, 2009, to construct facilities in the Donggang port area that would provide marine services that complement the services offered there by the Company. Mr. An Fengbin is liable to the Company for these advances and is at risk for any losses incurred by these entities, and the Company has no obligations to or on behalf of Donggang Aquatic Product Trading Center and Donggang Xingyuan Ship Repair Yard. The Audit Committee consisting solely of independent and disinterested directors of the Board has reviewed, approved and ratified the terms of the foregoing transaction.

During 2011, an entity controlled by a majority shareholder (An Fengbin, the Company’s former CEO) provided advances to the Company in the amount of $2,045,820. The funds were used for working capital purposes. The Company has paid it back as of September 30, 2012.

On November 23, 2011, the Company received notice from this majority shareholder (An Fengbin, the Company’s former CEO) of his intention to launch a tender offer to acquire all of the outstanding shares of the Company that he does not already own at a price of $4.21 per share in cash, subject to financing, due diligence and other conditions. On September 5, 2012, this majority shareholder delivered a written notice to the Special Committee of the Board of Directors of the Company (the “Special Committee”) stating that, effective immediately, he had withdrawn his previously submitted non-binding “going private” proposal to acquire all outstanding shares of the Company not already owned by him and his affiliates.

During 2012, an investor group related to this majority shareholder (An Fengbin, the Company’s former CEO) provided advances to the Company in the aggregate amount of 97 million RMB (US$15,416,997). The funds were used for working capital purposes. Repayments of the advanced amounts are due upon demand, without interest, after August 31, 2012. As of September 30, 2012, the Company has repaid $10,271,347. The Company paid the remaining balance of $5,145,650 in the fourth quarter of 2012.

During the normal course of the business, the Company, from time to time, temporarily borrows money from its principal shareholders or officers to finance its working capital as needed. The amounts are usually unsecured, non-interest bearing and due on demand. The Company had officer loans in the amount of $509,255 and $2,032,963 as of December 31, 2012 and 2011, respectively.

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Proposal 2

To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.

On November 8, 2012, the Company engaged the services of Friedman LLP (“Friedman”) as the Company’s new independent registered public accounting firm. The decision to engage Friedman was approved and recommended by the Audit Committee of the Board. Our Audit Committee has selected Friedman as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2014. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of Friedman are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

As previously reported, on October 18, 2012, the Company received a notice from Daszkal Bolton LLP, the Company’s independent registered public accounting firm (“DB”) stating that, effective October 20, 2012, DB would cease its services as the Company’s independent auditors. DB cited “changes in the marketplace” for its inability to continue to provide services to the Company. DB reported on the Company’s financial statements for the year ended December 31, 2011. The DB reports on the Company’s financial statements as of December 31, 2011 and for the fiscal year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The following table sets forth the aggregate fees billed by DB for its work in the 2012 fiscal year and the aggregate fees billed by Friedman for its work in the 2012 and 2013 fiscal years:

	2013	2012

Audit Fee	$185,000	$179,000
Audit-Related Fees	$15,000	$12,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by DB and Friedman for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

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Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent accountants. The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent accountants. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence. As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting. The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible. In 2013 and 2012, all such services were pre-approved by the Audit Committee.

Report of the Audit Committee

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. In fulfilling its responsibilities, the Board appointed Friedman LLP, an independent registered public accounting firm, as the Company’s independent auditors for the 2013 fiscal year. During 2013, the Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit.

In connection with the Company’s Annual Report on Form 10-K, the Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The meeting was also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee.

/s/ Zhenyu Wu (Chairman), Yudong Hou, Wen Jiang

Vote Required for Approval of Proposal 2 and Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. The Board recommends vote FOR the ratification of the appointment of Friedman LLP our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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Proposal 3

To approve an amendment to the Company’s Certificate of Incorporation to change the name of the
Company to “Andatee New Energy Corporation.”

The Board unanimously adopted a resolution to submit to a vote of shareholders a resolution to change the name of the Company from “Andatee China Marine Fuel Services Corporation” to “Andatee New Energy Corporation.” If shareholders approve this proposal, the change in the Company’s name will become effective promptly after the Annual Meeting upon the filing by the Company of an amendment (as set forth below) to its Certificate of Incorporation, as amended to date, with the Secretary of State of the State of Delaware reflecting the new name of the Company.

The text of the proposed amendment, which will replace the existing Article 1 in the Certificate of Incorporation, is as follows:

“Article 1. NAME. The name of the corporation is “Andatee New Energy Corporation” (the “Corporation”).”

The purpose of this proposed name change is to reflect the ongoing and anticipated diversification and broadening of the Company’s operations from primarily marine fuel for small cargo and fishing vessels in China to other energy sources, including renewable, energy saving and clean energy solutions. Our Board concluded that, with the continued transformation of our commercial focus it was in the best interests of the Company to change the corporate name to reflect the change in strategy, direction and branding.

If approved by shareholders, the change in our name will not affect the validity or transferability of any existing share certificates that bear the name “Andatee China Marine Fuel Services Corporation”. If the proposed name change is approved, shareholders with certificated shares should continue to hold their existing share certificates. The rights of shareholders holding certificated shares under existing share certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new share certificates that are issued after the name change becomes effective will bear the new corporate name.

If the proposed name change is approved, our shares will continue to be traded under the same symbol. Our stock trading symbol will not be affected by the name change amendment, although, if we deem appropriate, we may seek to change our stock trading symbol to make it better reflect our new name once the name change amendment is effective. The name change amendment, if approved, will not affect the rights of any holder of our common stock, nor of any holder of any right to receive our common stock.

The name change will result in an immaterial cost to the Company.

The name change amendment will become effective upon approval by the shareholders and the filing of the Certificate of Amendment to the Certificate of Incorporation reflecting the name change amendment with the Secretary of State of Delaware. If approved by the shareholders, we anticipate that the Certificate of Amendment will be filed as soon as practicable.

Our Board unanimously recommends a vote “FOR” the approval of the change in the name of the Company from “from “Andatee China Marine Fuel Services Corporation” to “Andatee New Energy Corporation.”

Vote Required and Board Recommendation

Approval of Proposal 3 requires the affirmative vote of at least 66 2/3% of the voting power of outstanding shares of the Company’s common stock entitled to vote at the meeting. The Board recommends vote FOR this Proposal.

***********************

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

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Shareholder Proposals and Submissions for Inclusion in the Proxy Statement for the 2015 Annual Meeting of
Shareholders

We presently intend to hold our next annual meeting of shareholders in October 2015. A proxy statement and notice of the 2014 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located in Dalian, PRC, no later than 120 days prior to the first anniversary of the date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2014 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting. The SEC rules establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. Such proposals must be received by no later than August 16, 2015. The rules set forth standards as to what shareholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making shareholder proposals may be obtained free of charge by contacting our Corporate Secretary at our executive offices.

Other Matters

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

House holding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for us. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call or write to us at 011 (8621) 5015 2581 or Andatee, 24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District Dalian, P.R. of China, Attention: Corporate Secretary.

Copies of the exhibits to our Annual Report will be sent to shareholders by first class mail, without charge, within one day of the Company’s receipt of a written or oral request for said exhibits. To request exhibits, please send your written request to the Company address referenced above.

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ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF

ANDATEE CHINA MARINE FUEL SERVICES CORPORATION

December 3, 2014

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Wang Hao and Quan Zhang or either of them, each with full power of substitution, proxies with power of substitution and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on October 6, 2014 at the Annual Meeting of Shareholders to be held on December 3, 2014, at the offices of Schiff Hardin LLP at 666 Fifth Avenue, 17th Floor, New York, NY 10103, at 9:00 AM EST at 9:00 AM EST, and at all postponements or adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.	To elect directors, each to serve until the next annual meeting of shareholders or until each successor is duly elected and qualified:

☐	FOR all nominees	☐	WITHHOLD AUTHORITY
☐	FOR all nominees except as noted below: Nominee exception(s)

○ Yudong Hou         ○ Zhenyu Wu          ○ Wen Jiang           ○ Wang Hao          ○ Shao-Hua Chu

2.	To ratify the appointment of ratify the appointment of Friedman, LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

☐ FOR	☐ AGAINST	☐ABSTAIN

3.	To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Andatee New Energy Corporation.”

☐FOR	☐ AGAINST	☐ ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” all the director nominees in Proposals 1, 2 and 3, and will grant discretionary authority pursuant to Proposal 4. The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:
(Signature)

(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE. THANK YOU.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
2014 ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and our Annual Report on Form 10-K to shareholders are available at http://www.viewproxy.com/andatee/2014. Requests for additional copies of the proxy materials should be addressed to Shareholder Relations, Andatee China Marine Fuel Services Corporation. This material will be furnished without charge to any shareholder requesting it.

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